UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2016

PENN NATIONAL GAMING, INC.

Commission file number 0-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2016, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Penn National Gaming, Inc. (the “Company”) adopted a Performance Share Program (the “Performance Share Program”) pursuant to the Company’s 2008 Long Term Incentive Compensation Plan, as amended (the “LTIP”).  The Performance Share Program was adopted to provide key executives with equity-based compensation tied directly to Company performance to further align their interests with those of shareholders, and to provide compensation only if the designated performance goal is met for the applicable performance period.  The Company’s named executive officers and other key executives are eligible to participate in the Performance Share Program.

Under the Performance Share Program, the Committee will establish annual performance share awards for each eligible participant.  The awards will be denominated at target as performance shares of the Company’s common stock equal to a determined percentage of the participant’s base salary in effect at the date of grant.  Each award will have a three-year award period consisting of three one-year performance periods and a three-year service period.  The performance goal for each performance period will be an EBITDA goal established for each one-year performance period.  Consequently, the number of performance shares credited to the participant’s account for each one year performance period (which will be restricted shares once credited) will increase or decrease from the target award depending on the EBITDA goal actually achieved.  For example, if at least 85% of the EBITDA goal is not achieved, no performance shares will be credited for the performance period, and if at least 115% of the EBITDA goal is achieved, an amount equal to 150% of the target performance shares will be credited for that performance period.

Following the end of each performance period, the Committee will determine the level of EBITDA achieved and credit, to each participant’s account, the number of performance shares for such period.  All credited performance shares will remain subject to forfeiture during the full three-year service period, subject to lapse of such forfeiture restrictions earlier in the event of death or disability, or a change in control of the Company.

All performance shares awards will be made under the LTIP and remain subject to its terms.

This is only a summary of the Performance Share Program.  The Performance Share Program and the form of Performance Share Award Certificate are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Penn National Gaming, Inc. Performance Share Program

10.2	Form of Performance Shares Award Certificate for the Penn National Gaming, Inc. 2008 Long Term Incentive Plan, as amended.

10.3	Penn National Gaming, Inc. 2008 Long Term Incentive Compensation Plan, as amended (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 11, 2016	PENN NATIONAL GAMING, INC.

	By:	/s/Saul V. Reibstein
	Name:	Saul V. Reibstein
	Title:	Executive Vice President, Finance
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1 *	Penn National Gaming, Inc. Performance Share Program

10.2 *	Form of Performance Shares Award Certificate for the Penn National Gaming, Inc. 2008 Long Term Incentive Plan, as amended.

10.3	Penn National Gaming, Inc. 2008 Long Term Incentive Compensation Plan, as amended (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2014).

*    Filed herewith.